UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2011

MAXRAY OPTICAL TECHNOLOGY CO. LTD.

(Exact name of small business issuer as specified in its charter)

                       Delaware                                         333-147225                                         N/A

          (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

5618 Tenth Line West, Unit 9

Mississauga, Ontario, CANADA L5M 7L9

 (Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

Maxray Optical Technology Co. Ltd. (“Maxray”) entered into a Letter of Intent to Purchase, dated April 7, 2011, with Elsa Technology Limited (“Elsa”), a Honk Kong corporation; for the purpose of setting forth the terms and conditions upon which Maxray will acquire from Elsa 100% of all the assets and equity of Elsa.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit                               Description

10.1

Letter of Intent for the Exchange of Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2011                                           Maxray Optical Technology Co. Ltd.

                                                                                       /S/    John Campana

                                                                               _______________________

                                                                               John Campana, President

Exhibit  10.1

LETTER OF INTENT FOR THE EXCHANGE OF COMMON STOCK

This Letter of Intent (hereafter referred to as "LOI"), dated this 7 th day of April, 2011 between Maxray Optical Technology Co. Ltd. 5618 Tenth Line West, Unit 9, Mississauga Ontario Canada, L5M 7L9 (hereinafter referred to as "Maxray") and Elsa Technology Limited(Hong Kong). Unit 511, Tower 1, Silvercord, No. 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong, China, hereinafter referred to as ("Elsa HK") pursuant to which, once accepted "Maxray" will have transferred to "Elsa HK" 8,000,000, Shares of Maxray Optical Technology Co. Ltd. in exchange for One Hundred Percent (100%) of all issued and outstanding shares of Elsa Technology Limited (Hong Kong). This Letter of Intent shall be effective as of the date first stated herein.

此换股意向书（LOI) 是在二零一一年四月七日， 由Maxray Optical Technology Co.,Ltd. 地址 5618 Tenth Line West, Unit 9, Mississauga Ontario Canada, L5M 7L9 （Maxray) 及 Elsa Technology Limited(Hong Kong).地址Unit 511, Tower 1, Silvercord, No. 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong, China， 双方同意在正式签定後， Maxray会转让给 Elsa HK 八百万股 Maxray Optical Technology Inc.的股票来交换百分之百（100%）所有Elsa HK发行的股票。 此意向书在签订後即属有效。

In consideration of the mutual promises, covenants, and representations contained herein,

THE PARTIES HERETO AGREE AS FOLLOWS:
基于双方的承诺，意向及要求，**双方协商签订如下**：

ARTICLE I

EXCHANGE OF SECURITIES

第一部分

股票的交换

Subject to the terms and conditions of this "LOI", "Maxray" agrees to deliver, and "Elsa HK" agrees to accept delivery of the shares of "Maxray", a public company listed on the OTCBB. and the Frankfurt Stock Exchange. Details as defined herein in Article II sections 201 and 202.
Maxray及其股东愿意在依此意向书（LOI)的条件成立的情况下转移普通股给Elsa HK及其股东。Elsa HK及其股东同意接受Maxray的转让，Maxray 是一上市公司，在美国 OTCBB板块，及德国法兰克福交易所挂牌。 详细的条件依第二部分的201与202 条款的叙述为准。

ARTICLE II

REPRESENTATIONS AND WARRANTIES

第二部分

条款及担保

Maxray, jointly and severally represents and warrants to ("Elsa HK") that the following shall be true and correct in all respects as of the closing (as defined in Article IV of this document).
Maxray 向 Elsa HK申明并保证在意向書生效时以下内容真实，准确（详见本文第四部分）

2.01 Organization. "Maxray", The Public Company is a corporation duly organized, validly existing, and in good standing under the laws of The State Of Delaware, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in The State Of Delaware. All actions taken by the Incorporators, Directors and/or shareholders of said company have been valid and in accordance with the laws of The State Of Delaware.
2.01 组织机构. Maxray 是公开发行股票的上市公司，是遵守德拉瓦州法律的合法公司。拥有所有必要的法人权利来执行此意向書，Maxray 公司的董事及/或股东所采取的所有行为都是有效的，而且符合德拉瓦州法律。

2.02 Capital. The authorized capital stock of Maxray Optical Technology Co. Ltd. is 50,000,000 shares of common stock, $0.001 par value, of which "Maxray" will deliver to "Elsa HK" '8,000,000' restricted shares. All shares to be delivered will be issued and delivered in a lawful transaction and in accordance with The State Of Delaware Corporate Law, free of liens, encumbrances, options and legal or equitable rights of others not a party to this document. At closing, there will be no outstanding, options, rights, warrants, convertible securities, or other contracts or commitments obligating "Maxray" to issue or to transfer any additional shares..
2.02 股权架构。 Maxray Optical Technology Inc. 的所有登记的股份为50,000,000,面额为$0.001的普通股，Maxray股东同意要转让8,000,000的Maxray有设限的普通股 给Elsa HK。所有转让的股票皆是依德拉瓦州的法律合法买入，没有抵押，扣押，或任何法律上的拘束。在意向書签订时，没有其他的选择权，认股权，可转换公债或其他的协议来导致Maxray必须增发股票给Elsa HK。

2.03 Absence of Changes on company structure. There have not been any changes on Maxray company structure..
2.03 无改变公司結構 。Maxray至今皆无任何公司結構的改变。

2.04 Liabilities. "Maxray" does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in the companies balance sheet at time of closing. There is no dispute of any kind between the company and any third party, and no such dispute will exist at the closing of this document.
2.04负债 Maxray除了在公司的财务报表上有记载外，在意向書签订时并无任何到期或将到期的确定的，临时的，或累极的债务，或任何其他的负债。在意向書生效时公司也没有跟任何第三者有争议

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2.05 Ability to Carry Out Obligations. The Directors of both parties have the right, power, and authority to enter into, and accept the terms stated herein. The execution and delivery of the document presented to both parties and the performance by both parties of their obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other contract or instrument to which the company or the Directors are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause the company to be liable to any party, or (c) an event that would result in the creation *or* imposition of any lien, charge, or encumbrance on any asset of the company or upon the securities of the company to be delivered to "Maxray".
2.05 承担义务的能力. 按照本意向書规定，Maxray 有权利，能力及授权来签订并且执行此意向書 的责任。意向書的执行中将不会引起或构成任何矛盾和其他违法行为。不会造成(a)与任何证件，契约，抵押，宪章，公司制度和设备，规章制度等产生冲突。(b)不会造成卖方对任何一方承担责任。（c）不会让 Maxray 产生或强迫接受任何对公司资产的留置权，剥夺或障碍。

2.06 Full Disclosure, None of representations and warranties made by "Maxray" the Directors, or in any certificate or memorandum furnished or to be furnished by "Maxray" or the Directors, or on their behalf, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.
2.06 完全公开, Maxray 在此意向書中任何担保和申明，在任何Maxray已提供或将要提供的证书和备忘录中，不会有任何不真实的内容。不得遗漏任何可能因省略而造成对方误导的数据。

2.07 Compliance with Laws. Each party has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to the company. The company has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities.
2.07 守法. 双方都遵守，而且从未违反联邦，州，当地政府的任何法律法规。公司在有关出让，卖出，或分配股票时也完全遵照所有联邦及州政府的证卷法规。

2.08 Litigation. Maxray is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the Directors, there is no basis for any such action or proceeding and no such action or proceeding is threatened against the company is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality.
2.08 诉讼. Maxray无（而且从来都没有）遭到被告，仲裁，或法律上，行政上，及其他的诉讼，或遭政府的调查。依股东的认知，公司并无导致此类纠纷的行为，也无任何联邦，州，当地政府或外国的法律，行政或档案上有毁约或违规事件的处分。

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ARTICLE III

INVESTMENT INTENT

第三部分

投资的意向

3.01 The 8,000,000 Common Shares being delivered pursuant to this document will bear a Legion which states the shares may not be sold, with or without consideration.
3.01 Maxray Optical Technology Inc. 所发行并且将送到Elsa Technology Limited.(HK) 股东的8,000,000普通股会盖有144 条款的设限章，所以不得在股票未经过登记程序前卖出。

ARTICLE IV

REMEDIES

第四部分

备注

4.01 Arbitration. Any controversy or claim arising out of, or relating to, this document, or the making, performance, or interpretation thereof, shall be settled by arbitration in Taipei, Taiwan, ROC in accordance with the Rules of the Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.
4.01 仲裁 任何对此意向書产生的争议或求偿，或有解释，执行，及立约上的争议，将在中华民国台湾省台北市的仲裁庭，依中华民国国际经济贸易仲裁委员会所订的仲裁规则来解决。 仲裁的判决补偿可以进入对此争议有法律执行权的法院来处理。

4.02 Indemnification. The Parties, jointly and severally agree to indemnify the other against all actual losses, damages and expenses caused by

(i) Any material breach of this document or any material misrepresentation contained herein or;

(ii) (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

4.02 赔偿. 各方同意：若有下列的违约情况，违约方需要赔偿对方实际付出的损失，及造成的损坏和产生的费用：

(i) 任何对此意向書的违约行为，或任何故意遗漏，和虚伪的陈述，或

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(ii) 任何对真实情况的错误说明，或真实情况的遗漏造成对实情的误导。

ARTICLE V

MISCELLANEOUS

第五部分

综合叙述

5.01 Captions and Headings. The Article and paragraph headings throughout this document are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this document.
5.01 说明与标题 本意向書的条款及段落标题为了方便仅供参考，而不能对本意向書进行任何定义、限制或增加。

5.02 No Oral Change. This "LOI" and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by a document in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.
5.02 禁止口头改约 本意向書及任何关于此意向書的规定不能进行口头的放弃、改变、修正或泄露。任何放弃、改变、修正或泄露只有在有效签字的书面文件下才可执行。

5.03 Time of Essence. Time is of the essence of this "LOI" and of each and every provision hereof.
5.03 时效 双方对本协议的条件与内容的执行都应尊守时效，在最短的时间内完成。

5.04 Entire Understanding. This "LOI" contains the entire understanding between the parties hereto, and supersedes all prior contract and understandings.
5.04 整体理解 本意向書需要所有涉及各方的理解，并且取代所有之前的理解与协议。

5.05 Counterparts. This "LOI" may be executed simultaneously in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.05 关于副本 本意向書可由一个或多个副本同时执行，每个副本都可被视为正本。但所有副本的效力都包含在一份相同的法律文件下。

5.06 Notices. All notices, requests, demands, and other communications under this "LOI" shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified postage prepaid, and properly addressed as follows:

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5.06 通知 本意向書下的所有通知，要求或需求，以及其他通讯文件都必须以书面形式经双方确认，并在发生当天一式两份保存，若有某方需要提供服务需要的到书面通知。如果有需要邮寄的文件则要按照以下地址寄挂号的方式。 此意向書下所有的通知、请求及其他沟通需以书面形式

Maxray Optical Technology Co., Ltd.
2283 Argentia Road, Unit 10
Mississauga, Ontario, Canada L5N 5Z2

Elsa Technology Limited (H.K.)
Unit 511, Tower 1, Silvercord,
No. 30 Canton Road, Tsimshatsui,
Kowloon, Hong Kong, China

5.07 Effect of Closing. All representations, warranties, covenants, and statements of the parties contained in this "LOI", or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the closing and shall, survive the closing of this "LOI".
5.07 延续效应 此意向書或任何说明、证明书、观点或其他衍生的文档里所包含的所有陈述、授权、意見都应真实的和准确，并将确保此项意向書的延续性。

5.08 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this "LOI", and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein. The cooperation action plan shall be detailed and signed by a separate formal agreement to implement upon mutual consent.
5.08 互相合作 各方将与对方合作以达成这项意向書裡的目标，并采取必需的行动来实现这里所同意的条件与状况，詳細及具體之合約書，由雙方另行簽訂之。

5.09 Interpretation If there is conflict in interpretation of this document, both sides agree that the Chinese language portion of the document supersedes the English portion.
5.09 表达 本意向書同一条款同时用中英文表达的，中英文不一致时，以中文为准。

AGREED AND ACCEPTED as of this 7th, day of April, 2011 by:.

Maxray Optical Technology Inc.

John Campana, President

Elsa Technology Limited (H.K.)

Jennifer Huang

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